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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 17, 2018

Wyndham Worldwide Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-32876	20-0052541
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

22 Sylvan Way Parsippany, NJ (Address of Principal Executive Offices)	07054 (Zip Code)

(973) 753-6000 (Registrant's telephone number, including area code)
None (Former name or former address, if changed since last report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

        Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

        Emerging growth company    ☐

        If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 7.01    Regulation FD Disclosure.

        Wyndham Hotels & Resorts, Inc. ("Wyndham Hotels"), a wholly owned subsidiary of Wyndham Worldwide Corporation ("Wyndham Worldwide"), previously filed with the Securities and Exchange Commission a Registration Statement on Form 10 relating to the distribution of shares of its common stock in connection with its spin-off from Wyndham Worldwide (the "Registration Statement"). The Registration Statement includes an Information Statement that describes the distribution and provides information regarding the business and management of Wyndham Hotels. The final Information Statement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

        As further described in the Information Statement, the distribution is expected to occur at 11:59 p.m., Eastern time, on May 31, 2018.

        The information furnished pursuant to this Item 7.01 (including Exhibit 99.1 hereto) shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01    Financial Statements and Exhibits.

        (d)   Exhibits

Exhibit No.	Description of Exhibit
99.1	Wyndham Hotels Information Statement

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

WYNDHAM WORLDWIDE CORPORATION
By:	/s/ NICOLA ROSSI
Name:	Nicola Rossi
Title:	Chief Accounting Officer

Date: May 17, 2018

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  Item 7.01 Regulation FD Disclosure.
  Item 9.01 Financial Statements and Exhibits.
SIGNATURES